SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-PULITZER INC

          GABELLI INTERNATIONAL LTD
                                 4/23/99            3,000            44.5000
                                 4/09/99            3,000            40.2500
          GABELLI FUNDS, LLC
               THE GABELLI ASSET FUND
                                 4/15/99            2,000            40.7875
          GAMCO INVESTORS, INC.
                                 4/12/99            1,066-             *DO
                                 4/23/99           18,102            44.3087
                                 4/23/99           13,334            44.2253
                                 4/22/99            3,000            44.1458
                                 4/22/99           14,500            44.1918
                                 4/21/99            3,900            44.1987
                                 4/21/99            3,900            44.3269
                                 4/21/99            3,900-           44.3269
                                 4/20/99            2,000            42.5625
                                 4/15/99              566-           40.1250
                                 4/15/99            1,000            40.2500
                                 4/15/99            1,333-           41.5000
                                 4/15/99              500            40.3125
                                 4/09/99            5,000            40.2500
                                 4/08/99           10,000            40.2844
                                 4/08/99            1,000            40.2500









          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.